Exhibit 99.1

Pfizer Inc. Announces Pricing Terms of Private Exchange Offer for its 6.500 per cent. Notes due 2038

Open to Certain Investors and Related Tender Offer Open to All Investors

NEW YORK, NY, December 14, 2017 — Pfizer Inc. (NYSE: PFE) (“Pfizer”) today announced the pricing terms of its previously announced offers to exchange and to repurchase any and all of its outstanding £1,500,000,000 6.500 per cent. Notes due 2038 (the “Old Notes”).

Exchange Offer for 6.500 per cent. Notes due 2038

The first transaction consists of Pfizer’s private offer to exchange (the “Exchange Offer”) any and all of the Old Notes for newly issued debt securities of Pfizer (the “New Notes”), on the terms and subject to the conditions set forth in the Offering Memorandum dated December 7, 2017 (the “Offering Memorandum” and, together with the related exchange offer notice of guaranteed delivery (the “Exchange Offer Notice of Guaranteed Delivery”), the “Exchange Offer Documents”). All holders who certify that they are either (1) “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) or (2) non-“U.S. persons” (as defined in Rule 902 under the Securities Act) located outside of the United States who are non-U.S. qualified offerees (as defined in the Offering Memorandum) are authorized to receive the Offering Memorandum and to participate in the Exchange Offer (each an “Exchange Offer Eligible Holder”).

The Exchange Offer will expire at 5:00 p.m. (New York time) today, December 14, 2017 (such date and time, as the same may be extended, the “Exchange Offer Expiration Date”). Old Notes tendered for exchange pursuant to the Exchange Offer may be withdrawn prior to the earlier of (i) the Exchange Offer Expiration Date, and (ii) if the Exchange Offer is extended, the 10th business day after commencement of the Exchange Offer. Old Notes may also be validly withdrawn at any time after the 60th business day after commencement of the Exchange Offer if for any reason the Exchange Offer has not been consummated within 60 business days after commencement of the Exchange Offer. Subject to the satisfaction or waiver of the conditions to the Exchange Offer, the “Settlement Date” with respect to the Exchange Offer will be promptly following the Exchange Offer Expiration Date and is expected to be December 19, 2017.

On the terms and subject to the conditions set forth in the Offering Memorandum, set forth below are the Exchange Offer Yield and the Total Exchange Price (each as defined in the Offering Memorandum), as calculated as of 1:00 p.m. (London time) today, December 14, 2017, in connection with the Exchange Offer:

ISIN Number Common Code	Title of Security	Reference Benchmark (ISIN Number)	Bloomberg Reference Page	Reference Yield	Fixed Spread (basis points)	Exchange Offer Yield	Total Exchange Price(1)(2)
XS0432072022 043207202	6.500 per cent. Notes due 2038	UKT 4.75% due 7 December 2038 (GB00B00NY175)	PXUK	1.710%	+70 bps	2.410%	£1,650.97

(1)	The Total Exchange Price is based on the fixed spread plus the Reference Yield (as defined in the Offering Memorandum) as of 1:00 p.m. (London time) today, December 14, 2017. The Total Exchange Price excludes accrued and unpaid interest on the Old Notes accepted for exchange, which will be payable in cash in addition to the Total Exchange Price.

(2)	Payable in principal amount of the New Notes per each £1,000 principal amount of the Old Notes validly tendered and not validly withdrawn at or prior to the Exchange Offer Expiration Date or Exchange Offer Guaranteed Delivery Date (as such terms are defined below) pursuant to the guaranteed delivery procedures and accepted for exchange.

Upon the terms and subject to the conditions set forth in the Exchange Offer Documents, Exchange Offer Eligible Holders who (i) validly tender and who do not validly withdraw Old Notes at or prior to the Exchange Offer Expiration Date or (ii) deliver a properly completed and duly executed Exchange Offer Notice of Guaranteed Delivery and all other required documents at or prior to the Exchange Offer Expiration Date and tender their Old Notes pursuant to the Exchange Offer at or prior to 5:00 p.m. (New York time) on the second business day after the Exchange Offer Expiration Date (the “Exchange Offer Guaranteed Delivery Date”), and whose Old Notes are accepted for exchange by Pfizer, will receive the Total Exchange Price for each £1,000 principal amount of Old Notes.

In addition to the Total Exchange Price, Exchange Offer Eligible Holders whose Old Notes are accepted for exchange will be paid in cash accrued and unpaid interest on such Old Notes to, but excluding, the Settlement Date. Interest will cease to accrue on the Settlement Date for all Old Notes accepted, including those tendered through the guaranteed delivery procedures.

The New Notes will mature on June 15, 2043 and will bear interest at a rate per annum of 2.735%.

Pfizer will not issue New Notes in the Exchange Offer if the aggregate principal amount of New Notes to be issued in the Exchange Offer would be less than £300 million (the “Minimum Issue Requirement”), but instead will deliver cash to holders that elect to receive cash in such circumstances (the “Cash Reversion Option”). When submitting a tender of Old Notes, an Exchange Offer Eligible Holder must elect, in the event the Minimum Issue Requirement with respect to the New Notes is not satisfied (and the Total Exchange Price is not payable to such Exchange Offer Eligible Holder), to:

•	receive the cash consideration equal to the Total Consideration (as defined below) for the Cash Offer (as defined below) with respect to such Old Notes pursuant to the Cash Reversion Option described in the Offering Memorandum, or

•	have its Old Notes returned.

Holders that do not make an election will be deemed to have elected to receive cash in the event the Minimum Issue Requirement is not met. Pfizer is not permitted to waive the Minimum Issue Requirement.

Pfizer’s obligation to accept any Old Notes tendered in the Exchange Offer is subject to the satisfaction of certain conditions to the Exchange Offer as described in the Offering Memorandum, including (x) the timely satisfaction or waiver of all of the conditions to the Cash Offer at or prior to the Exchange Offer Expiration Date (the “Cash Offer Condition”) and (y) the determination that the exchange of the New Notes for the Old Notes pursuant to the Exchange Offer will be treated as a “significant modification” of the Old Notes within the meaning of section 1.1001-3 of the U.S. Treasury Regulation (the “Tax Condition”). Based on the pricing terms of the Exchange Offer, Pfizer has determined that the Tax Condition has been satisfied. Pfizer reserves the right, subject to applicable law, to waive any and all conditions to the Exchange Offer, except for the Cash Offer Condition and the Minimum Issue Requirement.

Pfizer will terminate the Exchange Offer if it terminates the Cash Offer. Pfizer may terminate the Cash Offer if it terminates the Exchange Offer, but it may also elect to waive the condition to the Cash Offer that the Exchange Offer be completed. If Pfizer does waive the condition to the Cash Offer that the Exchange Offer be completed and terminates the Exchange Offer without terminating the Cash Offer, it will offer holders that tendered Old Notes into the terminated Exchange Offer the opportunity to tender into the Cash Offer instead, including by extending the Cash Offer if required by law. If Pfizer extends the Cash Offer for any reason, it will extend the Exchange Offer, unless the Exchange Offer has been terminated in accordance with the preceding sentence.

If and when issued, the New Notes will not be registered under the Securities Act or any state securities laws. Therefore, the New Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.

Lucid Issuer Services Limited is acting as the Information Agent and the Exchange Agent for the Exchange Offer. Questions or requests for assistance related to the Exchange Offer may be directed to Lucid Issuer Services Limited at +44 207 704 0880 or pfizer@lucid-is.com. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer. Exchange Offer Eligible Holders can access the Exchange Offer Documents through the following link www.lucid-is.com/pfizer after making the required certifications.

Cash Offer for 6.500 per cent. Notes due 2038

The second transaction consists of Pfizer’s offer to all holders to purchase for cash (the “Cash Offer”) any and all Old Notes, on the terms and subject to the conditions set forth in the Offer to Purchase dated December 7, 2017 (the “Offer to Purchase” and, together with the related cash offer notice of guaranteed delivery (the “Cash Offer Notice of Guaranteed Delivery”), the “Cash Offer Documents,” collectively with the Exchange Offer Documents, the “Offer Documents”). Exchange Offer Eligible Holders are permitted to participate in either the Exchange Offer or the Cash Offer with respect to any particular Old Note (subject to authorized denominations requirements ), provided that any particular Old Note may be tendered either in the Exchange Offer or the Cash Offer, but not both.

On the terms and subject to the conditions set forth in the Offer to Purchase, set forth below are the Cash Offer Yield and the Total Consideration (each as defined in the Offer to Purchase), as calculated at 1:00 p.m. (London time) today, December 14, 2017, in connection with the Cash Offer:

ISIN Number Common Code	Title of Security	Reference Benchmark (ISIN Number)	Bloomberg Reference Page	Reference Yield	Fixed Spread (basis points)	Cash Offer Yield	Total Consideration(1)(2)
XS0432072022 043207202	6.500 per cent. Notes due 2038	UKT 4.75% due 7 December 2038 (GB00B00NY175)	PXUK	1.710%	+70 bps	2.410%	£1,650.97

(1)	The Total Consideration is based on the fixed spread for the Old Notes plus Reference Yield (as defined in the Offer to Purchase) as of 1:00 p.m. (London time) today, December 14, 2017. The Total Consideration excludes accrued and unpaid interest on the Old Notes accepted for purchase, which will be payable in cash in addition to the Total Consideration.

(2)	Payable in cash per each £1,000 principal amount of the Old Notes validly tendered and not validly withdrawn at or prior to the Cash Offer Expiration Date or the Cash Offer Guaranteed Delivery Date (as such terms are defined below) pursuant to the guaranteed delivery procedures and accepted for purchase.

The Cash Offer will expire at 5:00 p.m. (New York time) today, December 14, 2017 (such date and time, as the same may be extended, the “Cash Offer Expiration Date”). Old Notes tendered may be validly withdrawn at any time prior to the earlier of (i) the Cash Offer Expiration Date, and (ii) if the Cash Offer is extended, the 10th business day after commencement of the Cash Offer. Old Notes may also be validly withdrawn at any time after the 60th business day after commencement of the Cash Offer if for any reason the Cash Offer has not been consummated within 60 business days after commencement of the Cash Offer. Subject to the satisfaction or waiver of the conditions to the Cash Offer, the “Settlement Date” with respect to the Cash Offer will be promptly following the Cash Offer Expiration Date and is expected to be December 19, 2017.

Upon the terms and subject to the conditions set forth in the Cash Offer Documents, holders who (i) validly tender and who do not validly withdraw Old Notes pursuant to the Cash Offer at or prior to the Cash Offer Expiration Date or (ii) deliver a properly completed and duly executed Cash Offer Notice of Guaranteed Delivery and all other required documents at or prior to the Cash Offer Expiration Date and tender their Old Notes pursuant to the Cash Offer at or prior to 5:00 p.m. (New York time) on the second business day after the Expiration Date (the “Cash Offer Guaranteed Delivery Date”), and whose Old Notes are accepted for purchase by us, will receive the Total Consideration for each £1,000 principal amount of Old Notes, which will be payable in cash.

In addition to the Total Consideration, holders whose Old Notes are accepted for tender will be paid accrued and unpaid interest on such Old Notes to, but not including, the Settlement Date. Interest will cease to accrue on the Settlement Date for all Old Notes accepted, including those tendered through the guaranteed delivery procedures.

Pfizer’s obligation to accept Old Notes tendered in the Cash Offer is subject to the satisfaction of certain conditions described in the Offer to Purchase, including the timely satisfaction or waiver of all of the conditions precedent to the completion of the Exchange Offer (the “Exchange Offer Condition”). Pfizer reserves the right, subject to applicable law, to waive any and all conditions to the Cash Offer.

Pfizer may terminate the Cash Offer if it terminates the Exchange Offer, but Pfizer may also elect to waive the Exchange Offer Condition. If Pfizer waives the Exchange Offer Condition and terminates the Exchange Offer without terminating the Cash Offer, it will offer holders that tendered Old Notes into the terminated Exchange Offer the opportunity to tender into the Cash Offer instead, including by extending the Cash Offer if required by law. Pfizer will terminate the Exchange Offer if it terminates the Cash Offer.

Lucid Issuer Services Limited is also acting as the Information Agent and the Tender Agent for the Cash Offer. Questions or requests for assistance related to the Cash Offer may be directed to Lucid Issuer Services Limited at +44 207 704 0880 or pfizer@lucid-is.com. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Cash Offer. The Cash Offer Documents can be accessed at the following link www.lucid-is.com/pfizer.

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Pfizer refers to the Exchange Offer and the Cash Offer collectively, as the “Offers.”

If Pfizer terminates any Offer, it will give prompt notice to the Tender Agent or Exchange Agent, as applicable, and all Old Notes tendered pursuant to such terminated Offer will be returned promptly to the tendering holders thereof. With effect from such termination, any Old Notes blocked in Euroclear Bank SA/NV and Clearstream Banking, société anonyme will be released.

Holders are advised to check with any bank, securities broker or other intermediary through which they hold Old Notes as to when such intermediary needs to receive instructions from a holder in order for that holder to be able to participate in, or (in the circumstances in which revocation is permitted) revoke their instruction to participate in, the Exchange Offer or Cash Offer, as applicable, before the deadlines specified herein and in the Exchange Offer Documents or the Cash Offer Documents, as applicable. The deadlines set by each clearing system for the submission and withdrawal of exchange instructions will also be earlier than the relevant deadlines specified herein and in the Exchange Offer Documents or the Cash Offer Documents, as applicable.

This announcement is for informational purposes only. This announcement is not an offer to purchase or a solicitation of an offer to purchase any Old Notes. The Exchange Offer is being made solely pursuant to the Offering Memorandum and related documents and the Cash Offer is being made solely pursuant to the Offer to Purchase and related documents. The Offers are not being made to holders of Old Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. In any jurisdiction in which the securities laws or blue sky laws require the Offers to be made by a licensed broker or dealer, the Offers will be deemed to be made on behalf of Pfizer by the dealer manager or one or more registered brokers or dealers that are licensed under the laws of such jurisdiction.

United Kingdom

This announcement is only directed at persons in the United Kingdom who are (i) investment professionals within the meaning of Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Order”) or (ii) persons falling within Article 49(2)(a) to (e) of the Order (all such persons together being referred to as “relevant persons”). This announcement must not be acted on or relied on by persons who are not relevant persons. Any investment or investment activity to which this announcement relates is available only to relevant persons and will be engaged in only with relevant persons. Any person who is not a relevant person should not act or rely on this announcement or any of its contents. For the avoidance of doubt, none of this announcement, the Offer Documents or any other offer material has been or will be approved by an authorized person for the purposes of section 21(1) of the UK Financial Services and Markets Act 2000.

France

The Offers are not being made, directly or indirectly, to the public in the Republic of France. This announcement, the Offer Documents and any other offering material relating to the Offers may not be distributed or cause to be distributed to the public in the Republic of France and only qualified investors (investisseurs qualifiés) acting for their own account, with the exception of individuals, with the meanings ascribed to them in, and in accordance with, Articles L. 411-1, L. 411-2 and D. 411-1 of the French Code monétaire et financier and applicable regulations thereunder, are eligible to participate in the Offers. None of this announcement, the Offer Documents or any other offering material has been submitted for clearance to the Autorité des marchés financiers.

Italy

None of the Offers, this announcement, the Offer Documents or any other documents or materials relating to the Offers have been or will be submitted to the clearance procedure of CONSOB (as defined in the Offering Memorandum), pursuant to applicable Italian laws and regulations. The Offers are being carried out in Italy as an exempted offer pursuant to article 101-bis, paragraph 3-bis of Legislative Decree No. 58 of 24 February 1998, as amended (the “Financial Services Act”) and article 35-bis, paragraph 4 of CONSOB Regulation No. 11971 of 14 May 1999, as amended. Eligible Holders (as defined in the Offering Memorandum) that are resident and/or located in Italy can tender the Old Notes for purchase through authorised persons (such as investment firms, banks or financial intermediaries permitted to conduct such activities in Italy in accordance with the Financial Services Act, CONSOB Regulation No. 16190 of 29 October 2007, as amended, and Legislative Decree No. 385 of 1 September 1993, as amended) and in compliance with applicable laws and regulations and with any requirements imposed by CONSOB or any other Italian authority. Each intermediary must comply with the applicable laws and regulations concerning information duties vis-à-vis its clients in connection with the Old Notes, the Offers or the Offer Documents.

European Economic Area

This announcement, the Offer Documents are only addressed to and are only directed at qualified investors in any European Economic Area (“EEA”) Member State within the meaning of Directive 2003/71/EC, as amended (together with any applicable implementing measures in any Member State, the “Prospectus Directive”). Each person in any Member State of the EEA, which has implemented the Prospectus Directive (each, a “Relevant Member State”) who receives this announcement or any other communication in respect of the Offers contemplated in the Offer Documents will be deemed to have represented, warranted and agreed to and with each Dealer Manager and Pfizer that it is a qualified investor within the meaning of the law in that Relevant Member State implementing Article 2(1)(e) of the Prospectus Directive.

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Forward-Looking Statements

This press release contains forward-looking statements. Such forward-looking statements involve substantial risks and uncertainties. We have tried, wherever possible, to identify such statements by using words such as “will,” “may,” “could,” “likely,” “ongoing,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “forecast,” “goal,” “objective,” “aim” and other words and terms of similar meaning or by using future dates in connection with any discussion of, among other things, expectations regarding the completion of the Exchange Offer or the Cash Offer. A list and description of risks, uncertainties and other matters can be found in our Annual Report on Form 10-K for the year ended December 31, 2016, including in the sections thereof captioned “Forward-Looking Information and Factors That May Affect Future Results” and “Risk Factors,” in our Quarterly Reports on Form 10-Q, in our Current Reports on Form 8-K, and in the Offer Documents, in each case including in the section thereof captioned “Risk Factors.” You should understand that it is not possible to predict or identify all such factors. Consequently, you should not consider any such list to be a complete set of all potential risks or uncertainties.

We cannot guarantee that any forward-looking statement will be realized, although we believe we have been prudent in our plans and assumptions. Achievement of anticipated results is subject to substantial risks, uncertainties and inaccurate assumptions. Should known or unknown risks or uncertainties materialize, or should underlying assumptions prove inaccurate, actual results could vary materially from past results and those anticipated, estimated or projected. You should bear this in mind as you consider forward-looking statements, and you are cautioned not to put undue reliance on forward-looking statements. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law or by the rules and regulations of the Securities and Exchange Commission (the “SEC”). You are advised, however, to consult any further disclosures we make on related subjects in our reports on Form 10-K, 10-Q and 8-K and our other filings with the SEC.